Acquisition, disposal and other transactions	12 Months Ended
Dec. 31, 2019
Acquisition, disposal and other transactions [abstract]
Acquisition, disposal and other transactions
41	Acquisition, disposal and other transactions

(a)	Acquisition

On 28 November 2019, the Group’s subsidiary, Huaneng Jiangxi Clean EnergyPower Generation and Supply Limited Liability Company (“ Jiangxi Clean Energy”), and a third party entered into an equity transfer agreement, pursuant to which the third party agreed to sell and the Jiangxi Clean Energy agreed to acquire a 100% equity interest in Shangrao Hongyuan Power Co., Ltd. (“Hongyuan Power”) at a cash consideration of RMB99.84 million. The consideration has been fully paid by 27 December 2019 and the transaction was completed on the same day. As of the acquisition date, Hongyuan Power had no business operations but the construction in process of a photovoltaic power generation project.

Therefore, the Group was not capable of integrating the project with its inputs and processes to produce outputs as of acquisition date. As such, management determined that the acquisition did not constitute a business combination for accounting purpose.

(b)	Disposal

On 31 May 2019, Luoyang Yangguang Co-generation Co., Ltd. (“Luoyang Yangguang”) filed for bankruptcy to Luoyang Intermediate People’s Court (“Luoyang Court”). On 23 July 2019, Luoyang Court declared the bankruptcy of Luoyang Yangguang. Luoyang Yangguang was not consolidated by the Group since then. The Group recognised a net gain of RMB111 million upon the deconsolidation of Luoyang Yangguang.

The details of the net assets disposed of are as follows:

Date of disposal
RMB’000
Net assets disposed of：
Property, plant and equipment	54,572
Intangible assets	56,364
Inventories	6,170
Accounts receivable	61,101
Other receivable and assets	23,955
Cash and cash equivalents	1,667

Accounts payable and other liabilities	177,429
Interest-bearing loans and borrowings	353,000

Net liabilities	(326,600)

Gain on disposal of Luoyang Yangguang	326,600
Loss on receivables due from Luoyang Yangguang	(215,800)

Net impact on disposal	110,800

Consideration	-

An analysis of the cash flow of cash and cash equivalents in respect of the Disposal of Luoyang Yangguang is as follows:
Date of disposal

Cash consideration received	-
Cash and bank balances disposed of	(1,667)

Net outflows of cash and cash equivalents in respect of disposal of Luoyang Yangguang	(1,667)

(c)	Capital injection of Ruijin Power Generation

The Group previously had a 100% equity interest in Ruijin Power Generation. On 4 September 2019, the Group entered into a capital injection and enlargement agreement on Ruijin Power Generation with a third party. Pursuant to the agreement, the third party will subscribe RMB610 million of the registered capital of Ruijin Power Generation, with a total cash consideration of RMB648 million. Upon completion of the transaction, the registered capital of Ruijin Power Generation was RMB1,220 million, of which the Group’s equity interest in Ruijin Power Generation decreased from 100% to 50%. On 28 December 2019, the Group and the third party shareholder entered into a voting in concert agreement which was effective immediately. According to the voting in concert agreement, the third party shareholder agreed to vote the same in respect of significant financial and operating decisions made by the Group. As a result, the Group still has control over Ruijin Power Generation.